American Century ETF Trust Summary Prospectus and Prospectus Supplement American Century® Sustainable Growth ETF
Supplement dated February 19, 2022 ■ Prospectus dated January 1, 2022
The following entry is added under Portfolio Managers in the summary prospectuses and the prospectus:
David J. Cross, CFA, Portfolio Manager and Senior Investment Analyst, has been a member of the team that manages the fund since 2021.

The following entry is added under The Fund Management Team in the prospectus on page 9:
David J. Cross
Mr. Cross, Portfolio Manager and Senior Investment Analyst, has been a member of the team that manages the fund since 2021. He joined American Century Investments in 2016 as a senior investment analyst and became a portfolio manager in 2022. He has a bachelor of science degree from Boston College. He is a CFA charterholder.

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